UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07916

AB EQUITY INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: November 30, 2016

Date of reporting period: May 31, 2016

ITEM 1.	REPORTS TO STOCKHOLDERS.

MAY    05.31.16

SEMI-ANNUAL REPORT

AB EQUITY INCOME FUND

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

July 8, 2016

Semi-Annual Report

This report provides management’s discussion of the performance for AB Equity Income Fund (the “Fund”) for the semi-annual reporting period ended May 31, 2016.

Investment Objectives and Policies

The Fund’s investment objective is current income and long-term growth of capital. The Fund invests primarily in a diversified portfolio of equity securities of US companies. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities. The Fund invests primarily in income-producing securities, targeting an investment in such securities of at least 65% of its total assets. The Fund seeks current income and capital growth from investments in a wide range of industries.

The Fund invests in companies that AllianceBernstein L.P. (the “Adviser”) determines to be undervalued, using the fundamental value approach of the Adviser. The fundamental value approach seeks to identify a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power and dividend-paying capability. In selecting securities for the Fund’s portfolio, the Adviser uses fundamental and quantitative research to identify and invest in those companies whose long-term earnings power and dividend-paying capability are not reflected in the current market price of these securities. The Fund may invest in securities of non-US companies, but will limit its investments in any one non-US country to no more than 15% of its net assets.

The Fund may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges. The Fund may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Fund seeks to invest than direct investments.

Investment Results

The table on page 4 provides performance data for the Fund and its benchmark, the Standard & Poor’s (“S&P”) 500 Index, for the six- and 12-month periods ended May 31, 2016.

All share classes of the Fund underperformed the benchmark for both periods, before sales charges. During the six-month period, security selection was the primary detractor relative to the benchmark, while sector positioning contributed to performance. Security selection in the materials, energy and telecommunications sectors detracted, while gains in health care and technology holdings contributed. From a sector standpoint, overweights to the

AB EQUITY INCOME FUND •	1

telecommunications and utilities sectors, and an underweight to the energy sector, contributed most. This was somewhat offset by the negative impact of an overweight to the financials sector.

For the 12-month period, security selection in the consumer discretionary sector was the leading detractor from performance; materials and telecommunications holdings detracted as well. Security selection in the consumer staples, industrials and health care sectors contributed. The Fund benefited from the positive effect of underweight positions in the energy and consumer discretionary sector.

The Fund did not utilize leverage or derivatives during either period.

Market Review and Investment Strategy

Over the 12-month period, equity markets reflected changes in investor sentiment. Momentum and growth stocks, which led the market by a wide margin in 2015, underperformed value stocks in the first five months of 2016. Stocks of companies with attractive dividend yields and strong profitability also did well in 2016. In April, payroll employment gains were the smallest in several months; however, there were signs of increased spending and investment on the part of the consumer as well as strength in housing and construction. US equities ended up in May, and posted a small positive advance over both the six- and 12-month periods.

The Fund seeks to balance long-term capital appreciation with current income. The Fund’s Senior Investment Management Team continues to focus on attractively valued, dividend-paying companies with robust free cash flows and strong balance sheets, which remain widespread across most industry sectors.

On June 23, 2016, the UK voted to leave the European Union (“EU”) in a popular referendum. At this moment in time, the UK remains a member of the EU and the rules and regulations remain unchanged, as do all the protections in place. Exactly how the UK’s role in the EU will change will become clear over time. The Adviser continues to monitor the heightened market volatility.

2	• AB EQUITY INCOME FUND

DISCLOSURES AND RISKS

Benchmark Disclosure

The S&P® 500 Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500 Index includes 500 US stocks and is a common representation of the performance of the overall US stock market. An investor cannot invest directly in an index and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

AB EQUITY INCOME FUND •	3

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED MAY 31, 2016 (unaudited)	NAV Returns
	6 Months	12 Months
AB Equity Income Fund*
Class A	1.29%	-1.79%

Class B†	0.88%	-2.55%

Class C	0.92%	-2.51%

Advisor Class‡	1.43%	-1.51%

Class R‡	1.12%	-2.14%

Class K‡	1.27%	-1.85%

Class I‡	1.41%	-1.52%

Class Z‡	1.50%	-1.42%

S&P 500 Index	1.93%	1.72%

*    Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the performance of all share classes of the Fund for the six- and 12-month periods ended May 31, 2016, by 0.00% and 0.02%, respectively.

†      Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

‡      Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on page 3.

(Historical Performance continued on next page)

4	• AB EQUITY INCOME FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2016 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-1.79%	-5.97%
5 Years	8.41%	7.48%
10 Years	8.08%	7.61%

Class B Shares
1 Year	-2.55%	-6.27%
5 Years	7.63%	7.63%
10 Years(a)	7.45%	7.45%

Class C Shares
1 Year	-2.51%	-3.44%
5 Years	7.66%	7.66%
10 Years	7.32%	7.32%

Advisor Class Shares*
1 Year	-1.51%	-1.51%
5 Years	8.75%	8.75%
10 Years	8.41%	8.41%

Class R Shares*
1 Year	-2.14%	-2.14%
5 Years	8.07%	8.07%
10 Years	7.79%	7.79%

Class K Shares*
1 Year	-1.85%	-1.85%
5 Years	8.39%	8.39%
10 Years	8.12%	8.12%

Class I Shares*
1 Year	-1.52%	-1.52%
5 Years	8.75%	8.75%
10 Years	8.46%	8.46%

Class Z Shares*
1 Year	-1.42%	-1.42%
Since Inception†	6.72%	6.72%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 0.98%, 1.75%, 1.73%, 0.73%, 1.38%, 1.07%, 0.74% and 0.64% for Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

†	Inception date: 10/15/2013.

See Disclosures, Risks and Note about Historical Performance on page 3.

(Historical Performance continued on next page)

AB EQUITY INCOME FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END JUNE 30, 2016 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-2.80%
5 Years	8.06%
10 Years	7.52%

Class B Shares
1 Year	-3.12%
5 Years	8.21%
10 Years(a)	7.36%

Class C Shares
1 Year	-0.19%
5 Years	8.23%
10 Years	7.23%

Advisor Class Shares*
1 Year	1.83%
5 Years	9.33%
10 Years	8.32%

Class R Shares*
1 Year	1.19%
5 Years	8.65%
10 Years	7.70%

Class K Shares*
1 Year	1.47%
5 Years	8.97%
10 Years	8.02%

Class I Shares*
1 Year	1.82%
5 Years	9.33%
10 Years	8.36%

Class Z Shares*
1 Year	1.92%
Since Inception†	6.90%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

†	Inception date: 10/15/2013.

See Disclosures, Risks and Note about Historical Performance on page 3.

6	• AB EQUITY INCOME FUND

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value December 1, 2015	Ending Account Value May 31, 2016	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,012.90	$5.13	1.02%
Hypothetical**	$1,000	$1,019.90	$5.15	1.02%
Class B
Actual	$1,000	$1,008.80	$9.14	1.82%
Hypothetical**	$1,000	$1,015.90	$9.17	1.82%
Class C
Actual	$1,000	$1,009.20	$8.79	1.75%
Hypothetical**	$1,000	$1,016.25	$8.82	1.75%
Advisor Class
Actual	$1,000	$1,014.30	$3.78	0.75%
Hypothetical**	$1,000	$1,021.25	$3.79	0.75%
Class R
Actual	$1,000	$1,011.20	$6.79	1.35%
Hypothetical**	$1,000	$1,018.25	$6.81	1.35%
Class K
Actual	$1,000	$1,012.70	$5.43	1.08%
Hypothetical**	$1,000	$1,019.60	$5.45	1.08%
Class I
Actual	$1,000	$1,014.10	$3.78	0.75%
Hypothetical**	$1,000	$1,021.25	$3.79	0.75%
Class Z
Actual	$1,000	$1,015.00	$3.27	0.65%
Hypothetical**	$1,000	$1,021.75	$3.29	0.65%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

AB EQUITY INCOME FUND •	7

Expense Example

PORTFOLIO SUMMARY

May 31, 2016 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $741.3

TEN LARGEST HOLDINGS†

May 31, 2016 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Altria Group, Inc.	$34,157,497	4.6%
Pfizer, Inc.	27,870,693	3.8
Johnson & Johnson	27,504,248	3.7
Microsoft Corp.	23,511,860	3.2
Verizon Communications, Inc.	23,175,279	3.1
Intel Corp.	21,444,082	2.9
Wells Fargo & Co.	21,130,459	2.9
HP, Inc.	19,566,644	2.6
First American Financial Corp.	18,051,574	2.4
Exxon Mobil Corp.	17,857,412	2.4
	$234,269,748	31.6%

*	All data are as of May 31, 2016. The Fund’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

†	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

8	• AB EQUITY INCOME FUND

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

May 31, 2016 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.8%
Financials – 17.2%
Banks – 6.6%
Bank of America Corp.	442,590	$6,545,906
Fifth Third Bancorp	39,780	750,649
JPMorgan Chase & Co.	247,130	16,130,175
PNC Financial Services Group, Inc. (The)	44,500	3,993,430
Wells Fargo & Co.	416,610	21,130,459

		48,550,619

Capital Markets – 0.4%
FS Investment Corp.(a)	300,000	2,655,000

Consumer Finance – 1.9%
Capital One Financial Corp.	103,585	7,586,566
Discover Financial Services	115,230	6,546,216

		14,132,782

Insurance – 8.3%
Allstate Corp. (The)	175,560	11,852,056
American International Group, Inc.	255,900	14,811,492
First American Financial Corp.	472,060	18,051,574
FNF Group	365,420	12,771,429
Old Republic International Corp.	223,000	4,272,680

		61,759,231

		127,097,632

Information Technology – 16.5%
Communications Equipment – 1.9%
Cisco Systems, Inc.	493,830	14,345,762

Internet Software & Services – 0.3%
Alphabet, Inc. – Class C(b)	3,100	2,280,732

IT Services – 1.2%
Xerox Corp.	886,430	8,837,707

Semiconductors & Semiconductor Equipment – 5.7%
Applied Materials, Inc.	316,770	7,735,523
Intel Corp.	678,825	21,444,082
Texas Instruments, Inc.	141,920	8,600,352
Xilinx, Inc.	98,780	4,681,184

		42,461,141

Software – 3.2%
Microsoft Corp.	443,620	23,511,860

Technology Hardware, Storage & Peripherals – 4.2%
Apple, Inc.	92,200	9,207,092
HP, Inc.	1,462,380	19,566,644
NCR Corp.(b)	63,300	1,954,704

		30,728,440

		122,165,642

AB EQUITY INCOME FUND •	9

Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care – 12.7%
Biotechnology – 1.2%
Gilead Sciences, Inc.	101,290	$8,818,307

Health Care Providers & Services – 2.9%
Aetna, Inc.	126,320	14,303,214
Anthem, Inc.	26,720	3,531,315
UnitedHealth Group, Inc.	27,830	3,720,036

		21,554,565

Pharmaceuticals – 8.6%
Johnson & Johnson	244,070	27,504,248
Merck & Co., Inc.	154,260	8,678,668
Pfizer, Inc.	803,190	27,870,693

		64,053,609

		94,426,481

Consumer Staples – 12.4%
Beverages – 1.8%
Dr Pepper Snapple Group, Inc.	36,090	3,298,626
PepsiCo, Inc.	96,820	9,795,279

		13,093,905

Household Products – 3.6%
Clorox Co. (The)	58,430	7,510,592
Kimberly-Clark Corp.	92,260	11,720,711
Procter & Gamble Co. (The)	93,780	7,599,931

		26,831,234

Tobacco – 7.0%
Altria Group, Inc.	536,730	34,157,497
Philip Morris International, Inc.	158,990	15,689,133
Universal Corp./VA(a)	41,500	2,270,050

		52,116,680

		92,041,819

Consumer Discretionary – 10.4%
Auto Components – 1.0%
Magna International, Inc. (New York) – Class A	186,850	7,573,030

Automobiles – 1.3%
Ford Motor Co.	582,720	7,860,893
General Motors Co.	60,000	1,876,800

		9,737,693

Hotels, Restaurants & Leisure – 2.3%
McDonald’s Corp.	137,300	16,758,838

Household Durables – 0.5%
Garmin Ltd.	45,000	1,913,400
Tupperware Brands Corp.	33,200	1,878,456

		3,791,856

Leisure Products – 0.8%
Hasbro, Inc.	67,850	5,922,626

10	• AB EQUITY INCOME FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Media – 3.0%
Comcast Corp. – Class A	203,180	$12,861,294
Gannett Co., Inc.	113,000	1,765,060
Interpublic Group of Cos., Inc. (The)	154,010	3,680,839
Regal Entertainment Group – Class A(a)	173,955	3,658,274

		21,965,467

Multiline Retail – 0.5%
Target Corp.	51,610	3,549,736

Specialty Retail – 1.0%
Home Depot, Inc. (The)	58,090	7,674,851

		76,974,097

Industrials – 9.5%
Aerospace & Defense – 3.2%
B/E Aerospace, Inc.	78,330	3,731,641
L-3 Communications Holdings, Inc.	58,340	8,004,831
Lockheed Martin Corp.	52,020	12,288,685

		24,025,157

Airlines – 1.5%
Delta Air Lines, Inc.	261,160	11,350,014

Commercial Services & Supplies – 1.7%
RR Donnelley & Sons Co.	246,320	4,012,553
Waste Management, Inc.	143,810	8,765,219

		12,777,772

Electrical Equipment – 2.3%
Eaton Corp. PLC	276,020	17,011,113

Industrial Conglomerates – 0.2%
3M Co.	6,570	1,105,862

Machinery – 0.6%
Illinois Tool Works, Inc.	42,100	4,463,863

		70,733,781

Utilities – 7.3%
Electric Utilities – 5.0%
American Electric Power Co., Inc.	134,820	8,726,899
Edison International	118,280	8,472,396
PPL Corp.	373,600	14,398,544
Westar Energy, Inc.	92,330	5,200,949

		36,798,788

Multi-Utilities – 2.3%
NiSource, Inc.	535,510	12,777,269
Public Service Enterprise Group, Inc.	101,090	4,523,777

		17,301,046

		54,099,834

Energy – 6.8%
Energy Equipment & Services – 1.9%
Helmerich & Payne, Inc.(a)	63,000	3,852,450
Schlumberger Ltd.	135,790	10,360,777

		14,213,227

AB EQUITY INCOME FUND •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Oil, Gas & Consumable Fuels – 4.9%
Devon Energy Corp.	76,900	$2,775,321
Exxon Mobil Corp.	200,600	17,857,412
Hess Corp.	122,620	7,348,617
Valero Energy Corp.	150,860	8,252,042

		36,233,392

		50,446,619

Materials – 3.9%
Chemicals – 3.9%
CF Industries Holdings, Inc.	256,360	7,090,918
Dow Chemical Co. (The)	273,300	14,036,688
Huntsman Corp.	126,700	1,891,631
LyondellBasell Industries NV – Class A	36,500	2,969,640
Scotts Miracle-Gro Co. (The) – Class A	39,500	2,745,250

		28,734,127

Telecommunication Services – 3.1%
Diversified Telecommunication Services – 3.1%
Verizon Communications, Inc.	455,310	23,175,279

Total Common Stocks (cost $650,482,415)		739,895,311

SHORT-TERM INVESTMENTS – 0.1%
Investment Companies – 0.1%
AB Fixed Income Shares, Inc. – Government STIF Portfolio, 0.41%(c)(d) (cost $596,373)	596,373	596,373

Total Investments Before Security Lending Collateral for Securities Loaned – 99.9% (cost $651,078,788)		740,491,684

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 1.2%
Investment Companies – 1.2%
AB Exchange Reserves – Class I, 0.38%(c)(d) (cost $9,095,293)	9,095,293	9,095,293

Total Investments – 101.1% (cost $660,174,081)		749,586,977
Other assets less liabilities – (1.1)%		(8,306,141)

Net Assets – 100.0%		$741,280,836

(a)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(b)	Non-income producing security.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(d)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

See notes to financial statements.

12	• AB EQUITY INCOME FUND

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

May 31, 2016 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $650,482,415)	$739,895,311	(a)
Affiliated issuers (cost $9,691,666 – including investment of cash collateral for securities loaned of $9,095,293)	9,691,666
Receivable for investment securities sold	13,072,102
Dividends and interest receivable	2,197,652
Receivable for capital stock sold	481,661

Total assets	765,338,392

Liabilities
Payable for investment securities purchased	11,913,947
Payable for collateral received on securities loaned	9,095,293
Payable for capital stock redeemed	2,390,700
Advisory fee payable	331,396
Distribution fee payable	188,792
Transfer Agent fee payable	45,905
Accrued expenses	91,523

Total liabilities	24,057,556

Net Assets	$741,280,836

Composition of Net Assets
Capital stock, at par	$29,502
Additional paid-in capital	679,147,638
Undistributed net investment income	3,461,169
Accumulated net realized loss on investment and foreign currency transactions	(30,770,369)
Net unrealized appreciation on investments	89,412,896

	$741,280,836

Net Asset Value Per Share—24 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$349,057,488	13,893,793	$25.12	*

B	$3,125,618	126,193	$24.77

C	$132,893,363	5,362,917	$24.78

Advisor	$231,772,118	9,142,626	$25.35

R	$15,832,396	633,477	$24.99

K	$5,313,395	211,576	$25.11

I	$1,399,516	55,793	$25.08

Z	$1,886,942	75,241	$25.08

(a)	Includes securities on loan with a value of $8,840,245 (see Note E).

*	The maximum offering price per share for Class A shares was $26.23 which reflects a sales charge of 4.25%.

See notes to financial statements.

AB EQUITY INCOME FUND •	13

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended May 31, 2016 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $16,894)	$15,441,086
Affiliated issuers	31,915
Securities lending income	135,146	$15,608,147

Expenses
Advisory fee (see Note B)	2,045,601
Distribution fee—Class A	479,498
Distribution fee—Class B	17,344
Distribution fee—Class C	660,964
Distribution fee—Class R	39,419
Distribution fee—Class K	6,360
Transfer agency—Class A	208,525
Transfer agency—Class B	3,376
Transfer agency—Class C	81,843
Transfer agency—Advisor Class	139,608
Transfer agency—Class R	17,848
Transfer agency—Class K	5,088
Transfer agency—Class I	1,316
Transfer agency—Class Z	185
Custodian	91,213
Registration fees	48,798
Printing	46,997
Audit and tax	25,554
Administrative	24,439
Legal	19,320
Directors’ fees	10,629
Miscellaneous	20,096

Total expenses		3,994,021

Net investment income		11,614,126

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized loss on investment transactions		(23,130,326)
Net change in unrealized appreciation/depreciation of investments		18,015,735

Net loss on investment transactions		(5,114,591)

Net Increase in Net Assets from Operations		$6,499,535

See notes to financial statements.

14	• AB EQUITY INCOME FUND

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended May 31, 2016 (unaudited)	Year Ended November 30, 2015
Increase (Decrease) in Net Assets from Operations
Net investment income	$11,614,126	$27,858,134
Net realized gain (loss) on investment transactions	(23,130,326)	16,976,312
Net change in unrealized appreciation/depreciation of investments	18,015,735	(65,794,169)

Net increase (decrease) in net assets from operations	6,499,535	(20,959,723)
Dividends and Distributions to Shareholders from
Net investment income
Class A	(7,321,828)	(13,908,420)
Class B	(61,630)	(163,263)
Class C	(2,357,695)	(3,525,974)
Advisor Class	(5,268,473)	(10,278,393)
Class R	(304,148)	(482,688)
Class K	(103,564)	(198,371)
Class I	(63,190)	(199,251)
Class Z	(43,335)	(48,611)
Net realized gain on investment transactions
Class A	(7,517,587)	(26,528,321)
Class B	(83,158)	(484,463)
Class C	(2,903,329)	(8,347,660)
Advisor Class	(5,104,950)	(17,984,227)
Class R	(338,724)	(1,056,784)
Class K	(105,179)	(439,367)
Class I	(59,781)	(586,592)
Class Z	(39,833)	(73,545)
Capital Stock Transactions
Net decrease	(58,368,282)	(34,848,954)

Total decrease	(83,545,151)	(140,114,607)
Net Assets
Beginning of period	824,825,987	964,940,594

End of period (including undistributed net investment income of $3,461,169 and $7,370,906, respectively)	$741,280,836	$824,825,987

See notes to financial statements.

AB EQUITY INCOME FUND •	15

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

May 31, 2016 (unaudited)

NOTE A

Significant Accounting Policies

AB Equity Income Fund, Inc. (the “Fund”), organized as a Maryland corporation on July 28, 1993, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares. Effective October 15, 2013 the Fund commenced offering of Class Z shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eight classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

16	• AB EQUITY INCOME FUND

Notes to Financial Statements

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the

AB EQUITY INCOME FUND •	17

Notes to Financial Statements

possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

18	• AB EQUITY INCOME FUND

Notes to Financial Statements

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of May 31, 2016:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks(a)	$739,895,311		$	– 0	–	$	– 0	–	$739,895,311
Short-Term Investments	596,373			– 0	–		– 0	–	596,373
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	9,095,293			– 0	–		– 0	–	9,095,293

Total Investments in Securities	749,586,977			– 0	–		– 0	–	749,586,977

Other Financial Instruments(b)	– 0	–		– 0	–		– 0	–	– 0	–

Total(c)	$749,586,977		$	– 0	–	$	– 0	–	$749,586,977

(a)	See Portfolio of Investments for sector classifications.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

(c)	There were no transfers between any levels during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new

AB EQUITY INCOME FUND •	19

Notes to Financial Statements

developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns

20	• AB EQUITY INCOME FUND

Notes to Financial Statements

for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.25%, 1.95%, 1.95%, .95%, 1.45%, 1.20%, .95% and .95% of the daily average net assets for the Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively (the “Expense Caps”). Effective February 29, 2016, the Expense Cap for the Class A shares was reduced to 1.20% of the daily average net assets. For the six months ended May 31, 2016, there was no such reimbursement.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended May 31, 2016, the reimbursement for such services amounted to $24,439.

AB EQUITY INCOME FUND •	21

Notes to Financial Statements

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $115,093 for the six months ended May 31, 2016.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $10,891 from the sale of Class A shares and received $3,184, $2,965 and $8,537 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended May 31, 2016.

The Fund may invest in the AB Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not currently available for direct purchase by members of the public. The Government STIF Portfolio currently pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the six months ended May 31, 2016 is as follows:

Market Value November 30, 2015 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value May 31, 2016 (000)	Dividend Income (000)
$ – 0 –	$207,852	$207,256	$596	$9

Brokerage commissions paid on investment transactions for the six months ended May 31, 2016 amounted to $456,252, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class, Class I and Class Z shares. Effective February 29, 2016, payments under the Agreement

22	• AB EQUITY INCOME FUND

Notes to Financial Statements

in respect of Class A shares are limited to an annual rate of .25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $5,753,251, $3,090,343, $230,371, and $156,790 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended May 31, 2016, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$365,783,397		$432,541,380
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Gross unrealized appreciation	$101,089,232
Gross unrealized depreciation	(11,676,336)

Net unrealized appreciation	$89,412,896

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the six months ended May 31, 2016.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by

AB EQUITY INCOME FUND •	23

Notes to Financial Statements

taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in AB Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At May 31, 2016, the Fund had securities on loan with a value of $8,840,245 and had received cash collateral which has been invested into AB Exchange Reserves of $9,095,293. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned securities lending income of $135,146 and $22,792 from the borrowers and AB Exchange Reserves, respectively, for the six months ended May 31, 2016; these amounts

24	• AB EQUITY INCOME FUND

Notes to Financial Statements

are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Fund’s transactions in shares of AB Exchange Reserves for the six months ended May 31, 2016 is as follows:

Market Value November 30, 2015 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value May 31, 2016 (000)
$ 35,157	$65,213	$91,275	$9,095

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended May 31, 2016 (unaudited)	Year Ended November 30, 2015	Six Months Ended May 31, 2016 (unaudited)	Year Ended November 30, 2015

Class A
Shares sold	839,342	2,805,502	$20,183,022	$74,217,872

Shares issued in reinvestment of dividends and distributions	509,381	1,254,401	12,346,366	33,241,498

Shares converted from Class B	38,226	126,981	930,509	3,369,871

Shares redeemed	(2,468,149)	(5,133,657)	(60,354,606)	(133,780,851)

Net decrease	(1,081,200)	(946,773)	$(26,894,709)	$(22,951,610)

Class B
Shares sold	7,813	18,971	$181,556	$501,164

Shares issued in reinvestment of dividends and distributions	5,506	22,788	131,918	598,245

Shares converted to Class A	(38,740)	(128,709)	(930,509)	(3,369,871)

Shares redeemed	(14,337)	(43,943)	(329,839)	(1,157,336)

Net decrease	(39,758)	(130,893)	$(946,874)	$(3,427,798)

AB EQUITY INCOME FUND •	25

Notes to Financial Statements

	Shares		Amount
	Six Months Ended May 31, 2016 (unaudited)	Year Ended November 30, 2015	Six Months Ended May 31, 2016 (unaudited)	Year Ended November 30, 2015

Class C
Shares sold	359,899	1,381,086	$8,646,882	$36,158,043

Shares issued in reinvestment of dividends and distributions	186,946	392,434	4,480,054	10,298,175

Shares redeemed	(784,042)	(1,148,044)	(18,718,707)	(29,797,547)

Net increase (decrease)	(237,197)	625,476	$(5,591,771)	$16,658,671

Advisor Class
Shares sold	927,759	3,379,669	$22,601,443	$89,990,687

Shares issued in reinvestment of dividends and distributions	367,735	935,002	8,987,407	24,966,355

Shares redeemed	(2,243,046)	(5,023,548)	(54,706,203)	(133,093,239)

Net decrease	(947,552)	(708,877)	$(23,117,353)	$(18,136,197)

Class R
Shares sold	89,959	137,171	$2,169,829	$3,578,846

Shares issued in reinvestment of dividends and distributions	26,635	58,258	642,869	1,538,371

Shares redeemed	(139,186)	(189,450)	(3,346,658)	(5,010,349)

Net increase (decrease)	(22,592)	5,979	$(533,960)	$106,868

Class K
Shares sold	22,455	63,541	$545,092	$1,670,622

Shares issued in reinvestment of dividends and distributions	8,615	24,050	208,740	637,731

Shares redeemed	(23,777)	(153,395)	(582,136)	(4,078,779)

Net increase (decrease)	7,293	(65,804)	$171,696	$(1,770,426)

Class I
Shares sold	14,760	51,472	$357,312	$1,349,572

Shares issued in reinvestment of dividends and distributions	5,053	29,536	122,194	784,009

Shares redeemed	(79,559)	(315,495)	(1,920,496)	(8,303,812)

Net decrease	(59,746)	(234,487)	$(1,440,990)	$(6,170,231)

26	• AB EQUITY INCOME FUND

Notes to Financial Statements

	Shares		Amount
	Six Months Ended May 31, 2016 (unaudited)	Year Ended November 30, 2015	Six Months Ended May 31, 2016 (unaudited)	Year Ended November 30, 2015

Class Z
Shares sold	7,518	46,505	$181,491	$1,223,375

Shares issued in reinvestment of dividends and distributions	3,441	4,610	83,167	121,257

Shares redeemed	(11,657)	(19,347)	(278,979)	(502,863)

Net increase (decrease)	(698)	31,768	$(14,321)	$841,769

NOTE G

Risks Involved in Investing in the Fund

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended May 31, 2016.

AB EQUITY INCOME FUND •	27

Notes to Financial Statements

NOTE I

Distributions to Shareholders

The tax character of distributions to be paid for the year ending November 30, 2016 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended November 30, 2015 and November 30, 2014 were as follows:

	2015	2014
Distributions paid from:
Ordinary income	$28,804,971	$50,126,831
Net long-term capital gains	$55,500,959	$45,916,041

Total taxable distributions	$84,305,930	$96,042,872

As of November 30, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$7,370,905
Undistributed net capital gain	17,246,241
Unrealized appreciation/(depreciation)	62,663,418	(a)

Total accumulated earnings/(deficit)	$87,280,564

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2015, the Fund did not have any capital loss carryforwards.

NOTE J

New Accounting Pronouncement

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2015-07 (the “ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for investments that are eligible to be measured at fair value using the net asset value per share practical expedient but do not utilize that practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE K

Subsequent Events

The Government STIF Portfolio, prior to June 1, 2016, was offered as a cash management option to mutual funds and other institutional accounts of the

28	• AB EQUITY INCOME FUND

Notes to Financial Statements

Adviser, and was not available for direct purchase by members of the public. Prior to June 1, 2016, the Government STIF Portfolio paid no investment management fees but did bear its own expenses. As of June 1, 2016, the Government STIF Portfolio, which was renamed “AB Government Money Market Portfolio” (the “Government Money Market Portfolio”), will have a contractual investment management fee rate of .20% and will continue to bear its own expenses. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser will waive its investment management fee from the Fund in an amount equal to Government Money Market Portfolio’s effective management fee.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Fund’s financial statements through this date.

AB EQUITY INCOME FUND •	29

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Six Months Ended May 31, 2016 (unaudited)	Year Ended November 30,
		2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 25.86	$ 28.95	$ 28.89	$ 23.66	$ 21.41	$ 20.17

Income From Investment Operations
Net investment income(a)	.38	.80	1.07	.79	.57	.40
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.09)	(1.38)	2.21	5.45	2.49	1.19

Net increase (decrease) in net asset value from operations	.29	(.58)	3.28	6.24	3.06	1.59

Less: Dividends and Distributions
Dividends from net investment income	(.51)	(.85)	(1.08)	(.64)	(.55)	(.35)
Distributions from net realized gain on investment transactions	(.52)	(1.66)	(2.14)	(.37)	(.26)	– 0	–

Total dividends and distributions	(1.03)	(2.51)	(3.22)	(1.01)	(.81)	(.35)

Net asset value, end of period	$ 25.12	$ 25.86	$ 28.95	$ 28.89	$ 23.66	$ 21.41

Total Return
Total investment return based on net asset value(b)	1.29%	(2.08)%*	12.59%	27.17%	14.55%*	7.88	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$349,058	$387,270	$460,986	$430,873	$270,250	$193,393
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.02%^	1.03%	1.04%	1.07%	1.12%	1.23%
Net investment income	3.17%^	3.05%	3.90%	3.04%	2.49%	1.84%
Portfolio turnover rate	49%	117%	101%	81%	42%	57%

See footnote summary on page 37.

30	• AB EQUITY INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class B
	Six Months Ended May 31, 2016 (unaudited)	Year Ended November 30,
		2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 25.51	$ 28.56	$ 28.53	$ 23.37	$ 21.14	$ 19.91

Income From Investment Operations
Net investment income(a)	.28	.61	.87	.58	.40	.22	(c)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.09)	(1.37)	2.16	5.40	2.47	1.19

Net increase (decrease) in net asset value from operations	.19	(.76)	3.03	5.98	2.87	1.41

Less: Dividends and Distributions
Dividends from net investment income	(.41)	(.63)	(.86)	(.45)	(.38)	(.18)
Distributions from net realized gain on investment transactions	(.52)	(1.66)	(2.14)	(.37)	(.26)	– 0	–

Total dividends and distributions	(.93)	(2.29)	(3.00)	(.82)	(.64)	(.18)

Net asset value, end of period	$ 24.77	$ 25.51	$ 28.56	$ 28.53	$ 23.37	$ 21.14

Total Return
Total investment return based on net asset value(b)	.88%	(2.79)%*	11.79%	26.27%	13.77%*	7.08	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,126	$4,233	$8,477	$10,839	$11,069	$11,848
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.82%^	1.75%	1.76%	1.79%	1.86%	1.95%
Expenses, before waivers/reimbursements	1.82%^	1.75%	1.76%	1.79%	1.86%	1.99%
Net investment income	2.37%^	2.33%	3.20%	2.29%	1.74%	1.02	%(c)
Portfolio turnover rate	49%	117%	101%	81%	42%	57%

See footnote summary on page 37.

AB EQUITY INCOME FUND •	31

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Six Months Ended May 31, 2016 (unaudited)	Year Ended November 30,
		2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 25.53	$ 28.61	$ 28.59	$ 23.43	$ 21.22	$ 20.00

Income From Investment Operations
Net investment income(a)	.29	.61	.87	.61	.41	.24
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.10)	(1.37)	2.18	5.39	2.46	1.18

Net increase (decrease) in net asset value from operations	.19	(.76)	3.05	6.00	2.87	1.42

Less: Dividends and Distributions
Dividends from net investment income	(.42)	(.66)	(.89)	(.47)	(.40)	(.20)
Distributions from net realized gain on investment transactions	(.52)	(1.66)	(2.14)	(.37)	(.26)	– 0	–

Total dividends and distributions	(.94)	(2.32)	(3.03)	(.84)	(.66)	(.20)

Net asset value, end of period	$ 24.78	$ 25.53	$ 28.61	$ 28.59	$ 23.43	$ 21.22

Total Return
Total investment return based on net asset value(b)	.92%	(2.77)%*	11.80%	26.32%	13.75%*	7.10	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$132,893	$142,956	$142,313	$129,955	$72,689	$47,476
Ratio to average net assets of:
Expenses	1.75%^	1.73%	1.74%	1.78%	1.83%	1.94%
Net investment income	2.45%^	2.36%	3.20%	2.33%	1.78%	1.12%
Portfolio turnover rate	49%	117%	101%	81%	42%	57%

See footnote summary on page 37.

32	• AB EQUITY INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended May 31, 2016 (unaudited)	Year Ended November 30,
		2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 26.09	$ 29.19	$ 29.10	$ 23.82	$ 21.54	$ 20.29

Income From Investment Operations
Net investment income(a)	.42	.89	1.14	.87	.65	.52
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.09)	(1.40)	2.25	5.50	2.51	1.14

Net increase (decrease) in net asset value from operations	.33	(.51)	3.39	6.37	3.16	1.66

Less: Dividends and Distributions
Dividends from net investment income	(.55)	(.93)	(1.16)	(.72)	(.62)	(.41)
Distributions from net realized gain on investment transactions	(.52)	(1.66)	(2.14)	(.37)	(.26)	– 0	–

Total dividends and distributions	(1.07)	(2.59)	(3.30)	(1.09)	(.88)	(.41)

Net asset value, end of period	$ 25.35	$ 26.09	$ 29.19	$ 29.10	$ 23.82	$ 21.54

Total Return
Total investment return based on net asset value(b)	1.43%	(1.80)%*	12.94%	27.57%	14.93%*	8.19	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$231,772	$263,259	$315,216	$239,047	$152,062	$86,905
Ratio to average net assets of:
Expenses	.75%^	.73%	.74%	.77%	.82%	.91%
Net investment income	3.45%^	3.36%	4.12%	3.32%	2.80%	2.49%
Portfolio turnover rate	49%	117%	101%	81%	42%	57%

See footnote summary on page 37.

AB EQUITY INCOME FUND •	33

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Six Months Ended May 31, 2016 (unaudited)	Year Ended November 30,
		2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 25.73	$ 28.81	$ 28.77	$ 23.58	$ 21.34	$ 20.10

Income From Investment Operations
Net investment income(a)	.34	.72	.98	.70	.51	.36	(c)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.09)	(1.39)	2.18	5.42	2.47	1.18

Net increase (decrease) in net asset value from operations	.25	(.67)	3.16	6.12	2.98	1.54

Less: Dividends and Distributions
Dividends from net investment income	(.47)	(.75)	(.98)	(.56)	(.48)	(.30)
Distributions from net realized gain on investment transactions	(.52)	(1.66)	(2.14)	(.37)	(.26)	– 0	–

Total dividends and distributions	(.99)	(2.41)	(3.12)	(.93)	(.74)	(.30)

Net asset value, end of period	$ 24.99	$ 25.73	$ 28.81	$ 28.77	$ 23.58	$ 21.34

Total Return
Total investment return based on net asset value(b)	1.12%	(2.42)%*	12.19%	26.73%	14.22%*	7.65	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$15,832	$16,881	$18,732	$17,928	$12,193	$6,122
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.35%^	1.38%	1.39%	1.40%	1.43%	1.45%
Expenses, before waivers/reimbursements	1.35%^	1.38%	1.39%	1.40%	1.43%	1.54%
Net investment income	2.85%^	2.73%	3.57%	2.68%	2.21%	1.66	%(c)
Portfolio turnover rate	49%	117%	101%	81%	42%	57%

See footnote summary on page 37.

34	• AB EQUITY INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Six Months Ended May 31, 2016 (unaudited)	Year Ended November 30,
		2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 25.85	$ 28.94	$ 28.88	$ 23.66	$ 21.40	$ 20.15

Income From Investment Operations
Net investment income(a)	.38	.81	1.07	.79	.59	.35	(c)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.10)	(1.41)	2.20	5.44	2.48	1.24

Net increase (decrease) in net asset value from operations	.28	(.60)	3.27	6.23	3.07	1.59

Less: Dividends and Distributions
Dividends from net investment income	(.50)	(.83)	(1.07)	(.64)	(.55)	(.34)
Distributions from net realized gain on investment transactions	(.52)	(1.66)	(2.14)	(.37)	(.26)	– 0	–

Total dividends and distributions	(1.02)	(2.49)	(3.21)	(1.01)	(.81)	(.34)

Net asset value, end of period	$ 25.11	$ 25.85	$ 28.94	$ 28.88	$ 23.66	$ 21.40

Total Return
Total investment return based on net asset value(b)	1.27%	(2.14)%*	12.55%	27.13%	14.61%*	7.89	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,313	$5,282	$7,817	$6,693	$5,704	$2,837
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.08%^	1.07%	1.08%	1.09%	1.12%	1.20%
Expenses, before waivers/reimbursements	1.08%^	1.07%	1.08%	1.09%	1.12%	1.24%
Net investment income	3.11%^	3.06%	3.87%	3.03%	2.55%	1.77	%(c)
Portfolio turnover rate	49%	117%	101%	81%	42%	57%

See footnote summary on page 37.

AB EQUITY INCOME FUND •	35

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Six Months Ended May 31, 2016 (unaudited)	Year Ended November 30,
		2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 25.83	$ 28.92	$ 28.87	$ 23.65	$ 21.39	$ 20.16

Income From Investment Operations
Net investment income(a)	.46	.91	1.13	.87	.74	.31
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.14)	(1.42)	2.22	5.44	2.40	1.34

Net increase (decrease) in net asset value from operations	.32	(.51)	3.35	6.31	3.14	1.65

Less: Dividends and Distributions
Dividends from net investment income	(.55)	(.92)	(1.16)	(.72)	(.62)	(.42)
Distributions from net realized gain on investment transactions	(.52)	(1.66)	(2.14)	(.37)	(.26)	– 0	–

Total dividends and distributions	(1.07)	(2.58)	(3.30)	(1.09)	(.88)	(.42)

Net asset value, end of period	$ 25.08	$ 25.83	$ 28.92	$ 28.87	$ 23.65	$ 21.39

Total Return
Total investment return based on net asset value(b)	1.41%	(1.80)%*	12.91%	27.56%	14.96%*	8.17	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,400	$2,984	$10,123	$6,724	$4,884	$65
Ratio to average net assets of:
Expenses	.75%^	.74%	.75%	.76%	.78%	.92%
Net investment income	3.83%^	3.40%	4.11%	3.35%	3.09%	1.80%
Portfolio turnover rate	49%	117%	101%	81%	42%	57%

See footnote summary on page 37.

36	• AB EQUITY INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class Z
	Six Months Ended May 31, 2016 Unaudited	Year Ended November 30,		October 15, 2013(f) November 30, 2013
		2015	2014

Net asset value, beginning of period	$ 25.82	$ 28.92	$ 28.87	$ 27.44

Income From Investment Operations
Net investment income(a)	.43	.89	.99	.19
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.09)	(1.38)	2.39	1.24

Net increase (decrease) in net asset value from operations	.34	(.49)	3.38	1.43

Less: Dividends and Distributions
Dividends from net investment income	(.56)	(.95)	(1.19)	– 0	–
Distributions from net realized gain on investment transactions	(.52)	(1.66)	(2.14)	– 0	–

Total dividends and distributions	(1.08)	(2.61)	(3.33)	– 0	–

Net asset value, end of period	$ 25.08	$ 25.82	$ 28.92	$ 28.87

Total Return
Total investment return based on net asset value(b)	1.50%	(1.72)%*	13.01%	5.21%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,887	$1,961	$1,277	$11
Ratio to average net assets of:
Expenses	.65%^	.64%	.67%	.67	%^
Net investment income	3.59%^	3.44%	3.61%	5.10	%^
Portfolio turnover rate	49%	117%	101%	81%

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(c)	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended November 30, 2015, November 30, 2012, and November 30, 2011 by 0.02%, 0.09% and 0.28%, respectively.

(d)	Commencement of distribution.

*	Net of fees waived and expenses reimbursed by the Adviser.

^	Annualized.

See notes to financial statements.

AB EQUITY INCOME FUND •	37

Financial Highlights

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Joseph G. Paul(2), Vice President Emilie D. Wrapp, Secretary	Joseph J. Mantineo, Treasurer and Chief Financial Officer Stephen M. Woetzel, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent	Legal Counsel

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The management of, and investment decisions for, the Fund’s portfolio are made by the U.S. Equity Income Senior Investment Management Team. Mr. Paul is the investment professional with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

38	• AB EQUITY INCOME FUND

Board of Directors

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Equity Income Fund, Inc. (the “Fund”) unanimously approved the continuance of the Advisory Agreement with the Adviser at a meeting held on May 3-5, 2016 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

AB EQUITY INCOME FUND •	39

research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2014 and 2015 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for certain clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain

40	• AB EQUITY INCOME FUND

classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, showing the performance of the Class A Shares of the Fund against a peer group and a peer universe selected by Broadridge, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 29, 2016 and (in the case of comparisons with the broad-based securities market index) the period since inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Broadridge concerning advisory fee rates paid by other funds in the same Broadridge category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors considered the Fund’s contractual effective advisory fee rate against a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for institutional clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer and noted the differences between the Fund’s fee schedule, on the one hand, and the institutional fee schedule and the schedule of fees charged to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

AB EQUITY INCOME FUND •	41

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by Broadridge. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted the effects of any fee waivers and/or expense reimbursements as a result of an undertaking by the Adviser. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s Broadridge category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

42	• AB EQUITY INCOME FUND

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AB Equity Income Fund, Inc. (the “Fund”),2,3 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset

1	It should be noted that the information in the fee evaluation was completed on April 21, 2016 and discussed with the Board of Directors on May 3-5, 2016.

2	Future references to the Fund do not include “AB.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

3	Effective September 1, 2010, the Fund changed its name from AB Utility Income Fund, Inc. to AB Equity Income Fund, Inc., eliminated its policy to invest at least 80% of its assets in companies in the utilities industry, and adopted its current investment strategy. In connection with the change in investment strategy, the Fund’s Fund management team was changed.

AB EQUITY INCOME FUND •	43

Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1518 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”4

FUND ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Fund pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.5 Also shown are the Fund’s net assets on March 31, 2016.

Fund	Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 3/31/16 ($MIL)
Equity Income Fund, Inc.	Value	0.55% on 1st $2.5 billion	$754.7
		0.45% on next $2.5 billion
		0.40% on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $46,998 (0.005% of the Fund’s average daily net assets) for such services.

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Fund for that portion of the Fund’s total operating expenses to the degree necessary to limit the Fund’s total expense ratios to the amounts set forth below for the Fund’s fiscal year. The waiver is terminable by the Adviser at the end of the Fund’s fiscal year upon at least 60 days’ written notice prior to the Fund’s prospectus update. All of the Fund’s share classes were operating below their expense caps during the most recently completed fiscal year; accordingly,

4	Jones v. Harris at 1527.

5	Most of the AB Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

44	• AB EQUITY INCOME FUND

the expense limitation undertakings for those share classes were of no effect. Also, set forth below are the gross expense ratios of the Fund for the most recently completed fiscal year:

Fund	Expense Cap Pursuant to Expense Limitation Undertaking		Gross Expense Ratio	Fiscal Year End
Equity Income Fund, Inc.	Advisor	0.95%	0.73%	November 30
	Class A	1.20%	1.03%
	Class B	1.95%	1.75%
	Class C	1.95%	1.73%
	Class R	1.45%	1.38%
	Class K	1.20%	1.07%
	Class I	0.95%	0.74%
	Class Z	0.95%	0.64%

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing some of these services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional

AB EQUITY INCOME FUND •	45

clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Fund.6 In addition to the AB Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AB Institutional fee schedule been applicable to the Fund based on March 31, 2016 net assets.7

Fund	Net Assets 3/31/16 ($MM)	AB Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
Equity Income Fund, Inc.	$754.7	U.S. Equity Income 0.65% on 1st $25 million 0.50% on next $25 million 0.40% on next $50 million 0.30% on next $100 million 0.25% on the balance Minimum account size: $25m	0.288%	0.550%

The Adviser represented that it does not provide any sub-advisory investment services to other investment companies that have a substantially similar investment style as the Fund.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other

6	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1528.

7	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

46	• AB EQUITY INCOME FUND

investment advisers.8,9 Broadridge’s analysis included the comparison of the Fund’s contractual management fee, estimated at the approximate current asset level of the Fund, to the median of the Fund’s Broadridge Expense Group (“EG”)10 and the Fund’s contractual management fee ranking.11

Broadridge describes an EG as a representative sample of comparable funds. Broadridge’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, Lipper investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee (%)[12]	Broadridge EG Median (%)	Broadridge EG Rank
Equity Income Fund, Inc.	0.550	0.695	1/13

Broadridge also compared the Fund’s total expense ratio to the medians of the Fund’s EG and Broadridge Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classifications/objective and load type as the subject Fund.13

8	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

9	On June 5, 2015, Broadridge acquired the Fiduciary Services and Competitive Intelligence unit, i.e., the group responsible for providing the Fund’s 15(c) reports, from Thomson Reuters’ Lipper division. The group that maintains Lipper’s expense and performance databases and investment classification/objective remains a part of Thomson Reuters’ Lipper division. Accordingly, the Fund’s investment classification/objective continued to be determined by Lipper.

10	Broadridge does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

11	The contractual management fee is calculated by Broadridge using the Fund’s contractual management fee rate at the hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Broadridge’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Fund had the lowest effective fee rate in the Broadridge peer group.

12	The contractual management fee does not reflect any expense reimbursements for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers or expense reimbursements that would effectively reduce the actual effective management fee.

13	Except for asset (size) comparability, Broadridge uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

AB EQUITY INCOME FUND •	47

Fund	Total Expense Ratio (%)[14]	Broadridge EG Median (%)	Broadridge Group Rank	Broadridge EU Median (%)	Broadridge EU Rank
Equity Income Fund, Inc.	1.030	1.139	3/13	1.150	18/66

Based on this analysis, the Fund has a more favorable ranking on a contractual management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund decreased during calendar year 2015, relative to 2014.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own

14	Most recently completed fiscal year Class A share total expense ratio.

48	• AB EQUITY INCOME FUND

resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. The total amount paid to a financial intermediary associated with the sale of shares will generally not exceed the sum of (a) 0.25% of the current year’s fund sales by that firm and (b) 0.10% of the average daily net assets attributable to that firm over the year. In 2015, ABI paid approximately 0.05% of the average monthly assets of the AB Mutual Funds or approximately $20 million for distribution services and educational support (revenue sharing payments).

During the Fund’s most recently completed fiscal year, ABI received from the Fund $49,752, $2,936,021 and $25,226 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.15

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $288,107 in fees from the Fund.

The Fund did not effect brokerage transactions and pay commissions to the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) nor its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” during the Fund’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted in the future with the Fund would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The

15	Effective March 1, 2016, ABI implemented a reduction to the Fund’s Class A distribution service payment rate from 0.30% to 0.25%.

AB EQUITY INCOME FUND •	49

independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Directors an update of Deli’s study on advisory fees and various fund characteristics.16,17 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.18 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AB Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

16	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years. Source: Deli, Daniel N. “Mutual Fund Advisory Contracts: An Empirical Investigation.” Journal of Finance, 57(1): 109-133 (2002).

17	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1529.

18	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

50	• AB EQUITY INCOME FUND

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $479 billion as of March 31, 2016, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Broadridge shows the 1, 3, 5 and 10 year performance returns and rankings19 of the Fund relative to its Broadridge Performance Group (“PG”) and Broadridge Performance Universe (“PU”)20 for the periods ended February 29, 2016.21,22

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Equity Income Fund, Inc.
1 year	-8.90	-8.90	-9.19	7/13	35/79
3 year	7.70	7.28	6.80	6/13	21/63
5 year	7.59	7.18	7.10	5/11	22/50
10 year	7.17	5.84	6.02	2/10	2/39

Set forth below are the 1, 3, 5 and 10 year and since inception performance returns of the Fund (in bold)23 versus its benchmark.24 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.25

19	The performance returns and rankings of the Fund are for the Fund’s Class A shares. The performance returns of the Fund were provided by Broadridge.

20	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

21	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

22	The Fund’s Lipper classification changed in 2010 from Utility Funds to Equity Income Funds as are result of changes to the Fund’s strategy.

23	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

24	The Adviser provided Fund and benchmark performance return information for periods through February 29, 2016.

25	Fund volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Benchmark volatility and Sharpe Ratio information was calculated by the Senior Officer using standard Lipper methodology. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

AB EQUITY INCOME FUND •	51

	Periods Ending February 29, 2016 Annualized Performance
					Since Inception (%)	Annualized		Risk Period (Year)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)		Volatility (%)	Sharpe (%)
Equity Income Fund, Inc.22,[26]	-8.90	7.70	7.59	7.17	8.66	11.37	0.69	5
S&P 500 Index	-6.19	10.75	10.13	6.44	8.62	11.83	0.86	5
Inception Date: October 18, 1993

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 2, 2016

26	Prior to September 1, 2010, the Fund’s benchmark was the S&P 500 Utility Index.

52	• AB EQUITY INCOME FUND

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

International Strategic Core Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

FIXED INCOME (continued)

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

MULTI-ASSET (continued)

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

AB EQUITY INCOME FUND •	53

AB Family of Funds

NOTES

54	• AB EQUITY INCOME FUND

NOTES

AB EQUITY INCOME FUND •	55

NOTES

56	• AB EQUITY INCOME FUND

NOTES

AB EQUITY INCOME FUND •	57

NOTES

58	• AB EQUITY INCOME FUND

NOTES

AB EQUITY INCOME FUND •	59

NOTES

60	• AB EQUITY INCOME FUND

AB EQUITY INCOME FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

EI-0152-0516

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12(b)(1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(b)(2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Equity Income Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	July 27, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	July 27, 2016

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	July 27, 2016